Semiannual Report

Small-Cap
Stock Fund

June 30, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Small-Cap Stock Fund

o Small-cap stocks roared past large-caps in the second quarter, but still lagged the S&P 500 for the six-month period.

o Fund returns lagged the Russell 2000 Index and the growth-oriented Lipper Small Cap Fund Index due to our general avoidance of Internet stocks.

o New purchases included bank holding company UST, metals-coating firm Material Sciences, and software company Progress Software.

o Heavy merger-and-acquisition activity shows that corporate buyers have discovered the extraordinary value in small-caps. We believe investors will too.


Fellow Shareholders

Small-cap stocks rebounded dramatically in the second quarter, outpacing large-caps by the best margin in recent years, but it wasn't enough to push their first half performance above that of the Standard & Poor's 500 Stock Index. Growing confidence that the global financial crisis had ended encouraged investors to begin venturing beyond the multinational growth, technology, and telecom stocks they had favored overwhelmingly during the previous four years. Despite a sharp correction in Internet stocks in the spring, the group returned to favor by the end of the period.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/99                           6 Months           12 Months
--------------------------------------------------------------------------------

Small-Cap Stock Fund                                4.52%             -3.48%

Russell 2000 Index                                  9.28                1.50

Lipper Small Cap Fund Index                         9.43                1.92

S&P 500                                            12.38               22.76


     Your fund's returns of 4.52% and -3.48%, respectively, for the 6- and 12-month periods ended June 30 lagged the unmanaged Russell 2000 Index of smaller companies and the Lipper Small Cap Fund Index, as shown in the table. Our general avoidance of the high-flying Internet sector hurt performance in both periods. Year-to-date, the 52 Internet stocks in the Russell 2000 contributed almost four percentage points to the index's performance, which accounts for most of the benchmark's margin over the fund. (During the past year, many of these stocks outgrew the small-cap index and were replaced at the end of June when the index was reconstituted.) In addition, our exposure to small-cap value stocks held back returns relative to the Lipper index, which is dominated by emerging-growth funds. Our commitment to a blend of growth and value stocks has served us well in the past but was a liability over the past year as small-cap value stocks were among the worst-performing sectors-though they joined the rally in the second quarter.

     At the peak of the frenzy last spring, the Internet stocks in the Russell 2000 accounted for nearly 10% of the index's capitalization and significantly influenced performance on a daily basis. Without the Internet stocks, the Russell 2000 would have gained 5.52% in the first half. We have difficulty throwing valuations and caution to the wind and investing in what we believe are money-losing business models. The exuberance of the crowd left us a bit behind in the first half, yet we remain confident valuation will win out in the end.


SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Business Services and Transportation                          24

Capital Equipment, Process Industries,
 and Basic Materials                                           8

Technology                                                     9

Consumer Services, Cyclicals,
 and Education                                                14

Financial                                                      8

Energy and Utilities                                           5

Consumer Nondurables                                          13

Reserves                                                       5

Other                                                         14


* Reflects a receivable for fund shares to an institutional client on the last day of the second quarter and does not represent a defensive posture.

Based on net assets as of 6/30/99.


     Overall, the stock market again posted surprisingly strong returns in the first half of 1999, and the large-cap averages are on track to extend their record of four consecutive years of double-digit gains set last year. Both the S&P 500 and the Nasdaq Composite Index finished the period at record levels. With the memories of financial crises and fears of global recession receding, investors warmed to assets that were perceived as more risky or less liquid-small-cap stocks included. In addition, corporate profits are expected to rise this year after stalling in 1998. Merger-and-acquisition activity in the small-cap arena accelerated in the first half and is likely to continue, given the disparity in valuations between potential acquirers (large companies) and potential targets in our small-company universe. A pending change in merger accounting rules is also likely to continue driving deals.


Information on Year-End Distributions
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions. If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


     Though rising interest rates provided some turbulence for stocks in the first half-particularly among high multiple large-cap growth stocks-the rising rates reflected growing optimism about the world economy, powered by the unflagging pace of U.S. growth. Stocks got a bit of good news as the first half ended, when the Federal Reserve increased the key federal funds rate by the expected one-quarter point but unexpectedly shifted its policy bias back to neutral. This latter move suggested that the June 30 rate hike might not be the first in a series of tightening moves after all.


INVESTMENT REVIEW

     The leading sectors for the Russell 2000 Index for the first half included: technology, up 17.95%; utilities, up 19.95%; and energy, up 34.08%. Unfortunately, we were underweighted in the energy and utility segments as neither sector appears attractive under our criteria for identifying strong franchise values. The utility sector remains volatile due to fundamental changes occurring in the electric industry, and the energy sector will remain very volatile based on swings in the commodity markets. The worst sectors included: consumer staples, down 9.72%; and health care, down about 1%. Here we were aided by an underweighting in health care.

     Major contributors for the first half included Applied Micro Circuits, Holophane, Eagle USA Air Freight, and a host of companies involved in mergers and acquisitions. Applied Micro Circuits, which designs, develops, and manufactures high performance, high bandwidth integrated circuits for the communications infrastructure industry (making it a semiconductor telecom equipment play), rose more than 144% on the back of very strong fundamentals. We found this high-quality company a true bargain in last fall's technology sell-off and first purchased the shares at $13, or 16 times projected earnings for a firm we judged to be growing 30% annually. The world has now fully discovered the stock, and it rallied from $33.96 in December to $83 on June 30.

     Airfreight forwarder Eagle USA acts essentially as a travel agent for time-sensitive goods, such as computer components and auto parts. The company is greatly benefiting from the trend toward just-in-time inventory management, which describes how manufacturers today increasingly want production inputs delivered as needed rather than tying up valuable capital in inventory. This shift creates a heavy reliance on a forwarder like Eagle, which helps explain the company's extraordinary profitability and better-than-30% growth over the past few years. When Eagle USA missed Wall Street earnings estimates by only a penny last September and the stock traded off 65%, we aggressively began purchasing shares at less than $13, or 10 times earnings. The company has since met or beaten expectations every quarter, carrying the stock into the low $40s and adding over $6.5 million to the fund in the first half.

     Holophane, which specializes in outdoor lighting for businesses and municipalities, agreed to be acquired by National Service Industries for $38.50 per share in cash in the second quarter. The shares gained about 35% the day the deal was announced, and rose 48% for the first half. Holophane added 10 cents to the fund's net asset value during the period.

     Merger-and-acquisition activity was dramatic in the past six months, with more than 10 deals involving portfolio holdings announced during the period. Corporate America and management-led leveraged buyout firms took advantage of the extraordinary valuations in small-caps to buy excellent companies at what we believe to be bargain prices. Besides Holophane, our list of major contributors includes Optek, which agreed to be acquired by the Dyson Kissler Group at $25.50-a nice premium to its mid-teens trading price; Coach USA, which agreed to be acquired by the U.K.'s Stagecoach Holdings Plc for $42-a 47% premium; and SteriGenics, which agreed to be acquired by IBA, a Belgian firm, for $27-a 54% premium. Fortunately, this spurt of deals-eight alone in the month of June-brought us a strong finish to the quarter.

     Major decliners in the first half included: MSC Industrial, Romac, and New England Business Services. MSC declined 54% largely due to fundamental weakness and a preannounced shortfall in the May quarter. Weak revenue growth, increased investment spending, and customer service issues have stung MSC. We believe nothing fundamental is broken at the company. Though MSC Industrial is currently a victim of sluggish conditions in its end markets, we view it as a high-quality firm with solid management and a very reasonable current valuation. The shares' decline cost the fund $2.2 million.

     Romac fell 54% in the first half, costing the fund more than $5 million. Romac is a security we inherited last year when the company acquired our long-term holding Source Services. Romac folded Source Services' permanent placement employment service into its own information technology consulting operation. The theory was that Romac could improve Source's operating margins and drive internal earnings growth to 30%. However, by the first half it became apparent that the firm was having difficulty integrating the acquisition and, in addition, its own IT business was probably suffering due to the year 2000-related slowdown in IT spending. We are carefully evaluating this position.

     New England Business Services shares declined 21% in the first half after the firm experienced some difficulty integrating its new Rapid Forms division. The firm had a slight revenue shortfall in the March quarter, and consequently, the stock suffered an overreaction from the market. We very much believe in CEO Bob Murray's strategy and continue to invest money in the company. The stock cost the fund about $4 million.


PORTFOLIO HIGHLIGHTS

     A major new addition was UST, a Massachusetts bank holding company with $4 billion in assets offering a unique franchise in New England. The company has a growing asset management business and a highly profitable leasing operation. The shares appeared to represent a great bargain at two times book value and 13.6 times this year's earnings estimates. Indeed, we were pleasantly surprised in June when UST agreed to be purchased by Citizen's Financial Group for $32 per share, or a 33% premium to our average purchase price. The deal values US Trust at 2.6 times book value and 17 times 2000 earnings-a nice premium.

     We'd also like to highlight Material Sciences, a leading company in the field of coil coating-the process of applying finishes to wide rolls of metal before the metal is cut into parts. The company also uses its metals processing knowledge to develop proprietary products that combine different metal and polymer materials. Material Sciences is a solid turnaround situation. The company aggressively added to capacity and made a large acquisition just before the steel market was upended by low-priced imports. As a consequence, its operating margins were cut in half. The company is now back on track, and recent results have been encouraging. As Material Sciences continues to fill up its excess capacity, it should return to its historical margin level of 9% of sales on earnings before interest and taxes. This translates to earnings per share of about $1.60 for 2000. We initiated positions at $11 per share, less than seven times earnings. Moreover, with $2 per share in depreciation and amortization, our purchase price translates into just three times cash flow! With this strong cash flow underpinning, the downside appears quite limited, while the upside is significant if the company can return to its previous levels of profitability.

     Our major sales included two stocks involved in merger-and-acquisition activity: Optek (as mentioned above) was purchased by Dyson Kissner; and Cintas came to the fund by way of its purchase of Unitog. We found Cintas expensive and sold the shares. Finally, we exited Outback Steakhouse, which at 21.2 times 2000 estimates appears to more than reflect the company's outstanding track record and current favorable sales and food cost trends. Outback still needs a strong second leg of growth (that is, a new restaurant concept), and future food cost volatility is always a risk. Consequently, we sold the position.


OUTLOOK

     Small-cap stocks recently posted their best quarter of performance relative to large-caps in recent years. This impressive relative strength may be a harbinger of better performance in the coming months. Valuations remain compelling and near 40-year lows. The small-cap advance in the second quarter was broad-based and included all sectors and both growth and value stocks. Finally, merger-and-acquisition activity, as we've discussed, is quite significant. Corporate America sees great value in our universe, and we believe investors will, too.

     We believe our blend of growth and value investing will reassert its historic edge over the Russell 2000 Index and that investors will, once again, outperform the S&P 500 by investing in small-cap shares.

     Keep the faith. Thanks for your continued support.

     Respectfully submitted,

     Greg A. McCrickard
     President and Chairman of the Investment Advisory Committee

     July 16, 1999


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                 Percent of
                                                                 Net Assets
                                                                    6/30/99
--------------------------------------------------------------------------------

Aliant Communications                                                  2.0%

Coach USA                                                              1.8

A.O. Smith                                                             1.7

New England Business Service                                           1.3

Shorewood Packaging                                                    1.2
--------------------------------------------------------------------------------

Matthews International                                                 1.2

Holophane                                                              1.2

Parkway Properties                                                     1.1

Richfood Holdings                                                      1.1

Methode Electronics                                                    1.0
--------------------------------------------------------------------------------

PartnerRe Holdings                                                     1.0

Casey's General Stores                                                 1.0

Comfort Systems USA                                                    0.9

SteriGenics International                                              0.9

Mentor                                                                 0.9
--------------------------------------------------------------------------------

Insituform Technologies                                                0.9

U.S. Foodservice                                                       0.9

Analogic                                                               0.9

JLG Industries                                                         0.9

Technitrol                                                             0.9
--------------------------------------------------------------------------------

Applied Micro Circuits                                                 0.8

US Can                                                                 0.8

Brown and Brown                                                        0.8

Eagle USA Air Freight                                                  0.8

Glacier Bancorp                                                        0.8
--------------------------------------------------------------------------------

Total                                                                 26.8%

Note: Table excludes reserves.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/99

Ten Largest Purchases
--------------------------------------------------------------------------------

Technitrol

Aviation Sales *

UST *

Material Sciences *

Wind River Systems *

International Multifoods *

Steris *

Serologicals *

Richfood Holdings

Furon



Ten Largest Sales
--------------------------------------------------------------------------------

Optek Technology **

Outback Steakhouse **

Cintas **

Logans Roadhouse **

Trident International **

The Peterson Companies **

Concentra Managed Care **

Applied Micro Circuits

Millennium Pharmaceuticals

Eagle USA Air Freight


*   Position added
**  Position eliminated


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


     SMALL-CAP STOCK FUND
     ---------------------------------------------------------------------------
     As of 6/30/99

                       Lipper
                       Small Cap         Russell 2000     Small-Cap
                       Fund Index        Index            Stock Fund

     6/89              10.000            10.000           10.000
     6/90              10.935            10.296           10.126
     6/91              11.122            10.433            9.813
     6/92              12.517            11.949           11.094
     6/93              15.667            15.057           13.669
     6/94              16.019            15.711           14.655
     6/95              20.180            18.871           17.508
     6/96              26.245            23.379           23.273
     6/97              27.898            27.195           27.567
     6/98              32.227            31.685           33.326
     6/99              32.846            32.160           32.166


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 6/30/99          1 Year     3 Years     5 Years     10 Years
     ---------------------------------------------------------------------------
     Small-Cap Stock Fund            3.48%      11.39%      17.03%       12.39%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Performance prior to 8/31/92 reflects investment managers other than T. Rowe Price.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
                     6 Months      Year
                        Ended     Ended
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period  $  20.79  $  22.20  $  18.07  $  16.32  $  13.80  $  15.39

Investment activities
  Net investment
  income                 0.03      0.08      0.05      0.09      0.12      0.04
  Net realized and
  unrealized gain
  (loss)                 0.91     (0.89)     5.13      3.33      4.53     (0.04)

  Total from
  investment
  activities             0.94     (0.81)     5.18      3.42      4.65      0.00

Distributions
  Net investment
  income                 --       (0.10)    (0.04)    (0.09)    (0.12)    (0.03)
  Net realized
  gain                   --       (0.50)    (1.01)    (1.58)    (2.01)    (1.56)

  Total
  distributions          --       (0.60)    (1.05)    (1.67)    (2.13)    (1.59)

NET ASSET VALUE
End of period        $  21.73  $  20.79  $  22.20  $  18.07  $  16.32  $  13.80
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)    4.52%    (3.46)%   28.81%    21.05%    33.85%     0.08%

Ratio of total expenses to
average net assets       0.99%!    1.01%    1.02%     1.07%     1.11%     1.11%

Ratio of net investment
income to average
net assets               0.32%!    0.46%     0.33%     0.56%     0.74%     0.24%

Portfolio
turnover rate            28.1%!     25.9%     22.9%     31.1%     57.8%    41.9%

Net assets,
end of period
(in millions)        $  1,482  $  1,153  $    816  $    416  $    279  $    197

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1999

Portfolio of Investments                             Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands


Common Stocks  80.8%

FINANCIAL  8.3%

Bank and Trust  5.0%

Charter One Financial                                   226,800   $    6,301

Citizens Banking                                        320,000        9,610

Downey Financial                                        500,000       10,969

First Bell Bancorp                                      100,000        1,794

First Mariner Bancorp                                    47,500          531

First Security                                          168,750        4,593

Frankfort First Bancorp                                  75,000        1,118

Glacier Bancorp                                         471,900       11,119

Marshall & Ilsley                                        30,000        1,930

Mercantile Bancorporation                                92,250        5,270

Summit Bancorp                                          214,800        8,981

UST                                                     300,000        9,066

WestAmerica                                              90,000        3,282

                                                                      74,564

Insurance  2.6%

Brown and Brown                                         303,000       11,514

Harleysville Group                                      220,400        4,511

London Pacific Group                                      9,400          216

PartnerRe Holdings                                      390,000       14,576

Selective Insurance                                     155,000        2,950

W. R. Berkley                                           185,000        4,631

                                                                      38,398

Financial Services  0.7%

Delta Financial *                                       300,000        1,912

Financial Federal *                                     350,000        7,700

ITLA Capital *                                           70,000        1,085

                                                                      10,697

Total Financial                                                      123,659


UTILITIES  3.7%

Electric Utilities  0.6%

Cleco *                                                 300,000        9,113

                                                                       9,113

Telephone  3.1%

Aliant Communications                                   650,000   $   30,063

Commnet Cellular *                                      119,550        3,164

Rural Cellular (Class A) *                              331,700        6,634

Western Wireless                                        200,000        5,406

                                                                      45,267

Total Utilities                                                       54,380



CONSUMER NONDURABLES  13.1%

Food Processing  2.0%

American Italian Pasta *                                122,200        3,712

Imperial Sugar                                          619,900        4,301

International Multifoods                                251,300        5,670

Makepeace *                                                 164        1,935

Seneca Foods (Class A) *                                174,900        2,361

Seneca Foods (Class B) *                                 74,700        1,023

United Natural Foods *                                  425,000       10,545

                                                                      29,547

Hospital Supplies/Hospital Management  2.2%

Mentor                                                  709,000       13,294

Pediatrix Medical Group *                                20,000          425

Quorum Health Group *                                   360,000        4,534

Renal Care Group *                                      356,250        9,207

Steris *                                                300,000        5,812

                                                                      33,272

Pharmaceuticals  0.6%

Boron Lepore & Associates *                             112,000          945

Incyte Pharmaceuticals *                                104,000        2,746

Triangle Pharmaceuticals *                              258,900        4,644

                                                                       8,335

Biotechnology  2.3%

Abegenix *                                              100,000        1,981

Alkermes *                                              210,400        4,839

Anesta *                                                 50,000        1,017

COR Therapeutics *                                      102,476        1,505

Coulter Pharmaceutical *                                115,000        2,591

Gilead Sciences *                                        50,000        2,609

Inhale Therapeutic Systems *                            335,000   $    8,009

Millennium Pharmaceuticals *                            100,000        3,597

Neurocrine Biosciences *                                100,000          525

Northfield Laboratories *                               220,000        2,688

PharmaPrint *                                           299,800        1,490

Serologicals *                                          330,000        2,702

Zonagen *                                                74,700          696

                                                                      34,249

Health Care Services  2.3%

AmeriPath *                                             675,000        5,801

Monarch Dental *                                        269,000          862

Orthodontic Centers of America *                        300,000        4,237

ProMedCo *                                              400,000        1,537

SteriGenics International * !                           513,300       13,554

US Oncology                                             630,000        7,580

                                                                      33,571

Miscellaneous Consumer Products  3.7%

Coinmach Laundry *                                      200,300        2,529

Cone Mills *                                            574,400        3,446

Culp                                                    150,500        1,580

Dan River *                                           1,010,000        7,449

Reebok *                                                200,000        3,725

Sola *                                                  510,000        9,913

Stride Rite                                             270,000        2,784

Unifi                                                   375,000        7,969

US Can *                                                529,100       11,773

WestPoint Stevens                                       150,000        4,472

                                                                      55,640

Total Consumer Nondurables                                           194,614


CONSUMER SERVICES  5.8%

Restaurants  0.2%

Buca *                                                   49,100          813

PJ America *                                             96,900        2,056

                                                                       2,869

General Merchandisers  1.9%

Bon-Ton Stores * !                                      740,700        4,838

Casey's General Stores                                  970,000   $   14,520

Columbia Sportswear *                                   348,200        5,321

Saks *                                                  100,000        2,887

                                                                      27,566

Specialty Merchandisers  1.8%

CompuCom Systems *                                      850,000        3,493

Goody's Family Clothing *                               450,000        5,133

O'Charley's *                                           192,700        3,089

Performance Food Group *                                157,200        4,298

St. John Knits                                          210,000        6,143

Urban Outfitters *                                      192,300        4,796

                                                                      26,952

Media and Communications  1.9%

American Tower Systems
  (Class A) *                                            60,000        1,440

Clear Channel Communications *                           34,719        2,393

Emmis Broadcasting (Class A) *                          140,000        6,891

Pegasus Communications *                                 89,400        3,523

Sinclair Broadcast Group
  (Class A) *                                           280,000        4,567

Young Broadcasting (Class A) *                          220,000        9,357

                                                                      28,171

Total Consumer Services                                               85,558


CONSUMER CYCLICALS  8.5%

Automobiles and Related  2.7%

A.O. Smith (Class B)                                    900,300       25,208

Adrian Steel !                                           13,000        5,850

Keystone Automotive *                                   165,000        2,857

Littelfuse *                                            275,000        5,216

Strattec Security *                                      41,600        1,422

                                                                      40,553

Building and Real Estate  4.8%

Apartment Investment
  & Management, REIT                                    149,400        6,387

Arden Realty, REIT                                      325,000        8,003

EastGroup Properties, REIT                              530,000       10,633

First Washington Realty
  Trust, REIT                                           325,000        7,597

Glenborough Realty
  Trust, REIT                                           155,000        2,712

JP Realty, REIT                                         250,000        5,141

Parkway Properties, REIT                                495,000   $   16,397

Reckson Associates Realty
  (Class B), REIT                                       228,150        5,447

Starwood Hotels & Resorts, REIT                          35,000        1,070

Woodhead Industries !                                   600,000        7,387

                                                                      70,774

Miscellaneous Consumer Durables  1.0%

CompX * !                                               485,000        8,670

Harman International                                    115,000        5,060

Juno Lighting *                                           8,325          204

                                                                      13,934

Total Consumer Cyclicals                                             125,261


TECHNOLOGY  8.7%

Electronic Components  4.7%

American Superconductor *                                50,000          748

Analogic                                                416,600       12,954

ATMI *                                                      400           12

Benchmark Electronics *                                 150,000        5,390

Burr Brown *                                            275,000       10,158

Exar *                                                  100,000        2,506

Maxim Integrated Products *                             120,000        7,980

Methode Electronics (Class A)                           650,000       14,869

Planar Systems *                                        350,000        2,691

PMC-Sierra *                                            150,000        8,845

SIPEX *                                                 150,000        3,066

                                                                      69,219

Electronic Systems  1.7%

Applied Micro Circuits *                                150,000       12,460

EMS Technologies *                                      316,600        4,541

Lifeline Systems *                                      200,000        3,875

Lo-Jack *                                               475,000        4,008

                                                                      24,884

Telecommunications  1.1%

Avant *                                                 343,500        4,326

Ditech Communications *                                 185,000        3,711

Premisys Communications *                               125,000          906

Voicestream Wireless *                                  200,000        5,694

West TeleServices *                                     109,500   $    1,027

                                                                      15,664

Aerospace and Defense  0.4%

DONCASTERS ADR *                                        100,000        1,750

Woodward Governor                                       160,000        4,195

                                                                       5,945

Office Automation  0.8%

Technitrol                                              391,200       12,616

                                                                      12,616

Total Technology                                                     128,328


EDUCATION  0.6%

ITT Educational Service *                               340,000        8,861

Total Education                                                        8,861


CAPITAL EQUIPMENT  2.7%

Electrical Equipment  1.3%

Holophane *                                             450,000       17,156

LSI Industries                                          110,900        2,689

                                                                      19,845

Capital Equipment  0.3%

Omniquip International                                  450,000        3,572

                                                                       3,572

Machinery  1.1%

JLG Industries                                          625,000       12,735

NN Ball & Roller                                        350,000        2,034

Toolex Alpha *                                          149,800        2,008

                                                                      16,777

Total Capital Equipment                                               40,194


BUSINESS SERVICES AND
TRANSPORTATION  23.2%

Computer Service and Software  5.0%

Analysts International                                  230,000        3,299

BISYS Group *                                            90,000        5,268

Concur Technologies *                                    42,800        1,209

Electronic Arts *                                        50,000   $    2,706

Great Plains Software *                                 140,000        6,554

HCIA *                                                  330,000        2,887

Peerless Systems *                                      400,000        4,175

Phoenix Technologies *                                  150,000        2,672

Progress Software *                                     141,700        4,030

PSINet *                                                110,000        4,806

SalesLoggix *                                           106,000        1,583

Saville Systems ADR *                                   532,300        7,735

Summit Design *                                         300,000          905

SunGard Data Systems                                     38,400        1,325

Synopsys *                                               30,000        1,655

Vantive *                                                75,000          853

Viasoft *                                               550,000        1,942

Visio *                                                 285,000       10,839

WebTrends *                                              60,000        2,766

Wind River Systems *                                    273,000        4,376

Zebra Technologies (Class A) *                           58,900        2,258

                                                                      73,843

Distribution Services  3.9%

Aviation Sales *                                        200,000        7,900

Jack Henry & Associates                                 100,000        3,912

MSC *                                                   321,800        3,298

Primesource                                             191,500        1,221

Richfood Holdings                                       913,300       16,097

SunSource                                               215,000        2,782

U.S. Foodservice *                                      306,300       13,056

Watsco (Class A)                                        505,699        8,281

Wilmar Industries *                                     138,500        1,818

                                                                      58,365

Environmental  0.7%

CUNO *                                                  285,000        5,486

IT Group *                                              200,000        3,213

Waterlink *                                             467,000        1,343

                                                                      10,042

Transportation Services  4.9%

C.H. Robinson Worldwide                                 271,300        9,936

Coach USA *                                             636,000       26,672

Comfort Systems USA                                     775,000   $   13,950

Eagle USA Air Freight *                                 265,000       11,221

Expeditors International
  of Washington                                         240,000        6,548

Frozen Food Express                                     150,000        1,148

Heartland Express *                                      80,827        1,319

Hub Group (Class A) *                                    26,900          605

International Shipholding                               141,562        2,035

                                                                      73,434

Miscellaneous Business Services  8.6%

Billing Information Concepts *                          454,400        5,069

CORT Business Services *                                330,400        7,909

Electro Rent *                                          480,000        5,220

Insituform Technologies
  (Class A) *                                           609,300       13,119

Iron Mountain *                                         215,950        6,182

Ivex Packaging *                                        150,000        3,300

Maximus *                                               125,000        3,594

McGrath Rent                                            300,000        5,887

Metamor Worldwide *                                     202,500        4,860

MPW Industrial
  Services Group *                                      496,800        5,030

New England
  Business Service                                      614,900       18,985

Paxar *                                                  48,400          436

Renaissance Worldwide *                                 587,600        4,664

Romac International *                                   403,868        3,572

Shorewood Packaging *                                 1,000,000       18,437

Strayer Education                                       340,000       10,423

Tetra Tech *                                            623,750       10,370

                                                                     127,057

Airlines  0.1%

Midwest Express Holdings *                               45,000        1,530

                                                                       1,530

Total Business Services and Transportation                           344,271


ENERGY  0.9%

Energy Services  0.6%

Cooper Cameron *                                         50,000        1,853

Smith International                                     100,000        4,344

Weatherford International                                94,050        3,444

                                                                       9,641

Exploration and Production  0.3%

Key Energy *                                            376,600   $    1,342

National Oilwell *                                      200,000        2,800

                                                                       4,142

Total Energy                                                          13,783


PROCESS INDUSTRIES  1.8%

Specialty Chemicals  0.5%

A. Schulman                                             110,000        1,880

Furon                                                   304,600        5,787

Hauser *                                                 90,000          501

                                                                       8,168

Paper and Paper Products  0.3%

Smurfit-Stone Container *                               200,000        4,106

                                                                       4,106

Building and Construction  1.0%

Layne Christensen *                                     360,000        2,340

Simpson Manufacturing *                                  94,500        4,489

Trex *                                                  324,800        8,242

                                                                      15,071

Total Process Industries                                              27,345


BASIC MATERIALS  3.3%

Metals  2.3%

AngloGold ADR                                            81,130        1,744

Cambior                                                 900,000        2,925

Gibraltar Steel *                                       110,000        2,709

Material Sciences *                                     599,800        8,997

Matthews International
  (Class A)                                             605,000       17,999

                                                                      34,374

Mining  0.5%

Battle Mountain Gold                                  1,612,000        3,929

Coal Creek !                                              9,295          883

Lihir Gold  (AUD) *                                   1,930,000        1,455

TVX Gold ADR                                            585,000          585

                                                                       6,852

Miscellaneous Materials  0.5%

Synthetic Industries *                                  261,900   $    7,791

                                                                       7,791

Total Basic Materials                                                 49,017


Total Miscellaneous Common Stocks  0.2%                                2,594

Total Common Stocks (Cost  $1,017,840)                             1,197,865


Convertible Bonds  0.1%

Vantive, 4.75%, 9/1/02                               $3,000,000        2,266

Total Convertible Bonds (Cost $2,191)                                  2,266


Short-Term Investments  5.5%

Money Market Funds  5.5%

Reserve Investment Fund,
  5.05% #                                            80,855,626       80,856

Total Short-Term Investments (Cost $80,856)                           80,856

Total Investments in Securities

86.4% of Net Assets (Cost $1,100,887)                             $1,280,987

Other Assets Less Liabilities                                        201,497

NET ASSETS                                                        $1,482,484
                                                                  ----------

   #   Seven-day yield
   !   Affiliated company
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
 AUD   Australian dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1999

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
  Affiliated companies (cost $45,836)                      $     41,182
  Other companies (cost $1,055,051)                           1,239,805

  Total investments in securities                             1,280,987
Receivable for fund shares sold                                 206,418
Other assets                                                      8,676

Total assets                                                  1,496,081

Liabilities

Total liabilities                                                13,597

NET ASSETS                                                 $  1,482,484
                                                           ------------

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                                     $      1,639

Accumulated net realized gain/loss -
  net of distributions                                           23,236

Net unrealized gain (loss)                                      180,100

Paid-in-capital applicable to 68,232,491
shares of $0.50 par value capital stock
outstanding; 200,000,000 shares authorized                    1,277,509

NET ASSETS                                                 $  1,482,484
                                                           ------------

NET ASSET VALUE PER SHARE                                  $      21.73
                                                           ------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $   4,706
  Interest                                                             2,690

  Total income                                                         7,396

Expenses
  Investment management                                                4,318
  Shareholder servicing                                                1,034
  Prospectus and shareholder reports                                     111
  Custody and accounting                                                  80
  Registration                                                            20
  Legal and audit                                                          7
  Directors                                                                5
  Miscellaneous                                                            6

  Total expenses                                                       5,581
  Expenses paid indirectly                                                (6)

  Net expenses                                                         5,575

Net investment income                                                  1,821

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          16,088
  Foreign currency transactions                                            2

  Net realized gain (loss)                                            16,090
Change in net unrealized gain
or loss on securities                                                 41,530

Net realized and unrealized gain (loss)                               57,620

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  59,441
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $    1,821   $    4,641
  Net realized gain (loss)                               16,090       26,975
  Change in net unrealized
  gain or loss                                           41,530      (67,486)

  Increase (decrease) in net
  assets from operations                                 59,441      (35,870)

Distributions to shareholders
  Net investment income                                    --         (5,359)
  Net realized gain                                        --        (26,791)

  Decrease in net assets
  from distributions                                       --        (32,150)

Capital share transactions*
  Shares sold                                           562,312      789,814
  Distributions reinvested                                 --         28,541
  Shares redeemed                                      (291,863)    (414,115)

  Increase (decrease) in net
  assets from capital
  share transactions                                    270,449      404,240

Net Assets

Increase (decrease)
during period                                           329,890      336,220
Beginning of period                                   1,152,594      816,374

End of period                                        $1,482,484   $1,152,594
                                                     -----------------------

*Share information
  Shares sold                                            27,475       36,695
  Distributions reinvested                                 --          1,472
  Shares redeemed                                       (14,681)     (19,500)

  Increase (decrease) in
  shares outstanding                                     12,794       18,667

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 1, 1956. Prior to May 1, 1997, the name of the fund was T. Rowe Price OTC Fund, Inc.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Asset and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $241,951,000 and $148,285,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,100,887,000. Net unrealized gain aggregated $180,100,000 at period-end, of which $299,779,000 related to appreciated investments and $119,679,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $780,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $833,000 for the six months ended June 30, 1999, of which $196,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $2,503,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *  Closed to new investors.
 **  Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
  ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing

     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation


     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan(registered trademark) From T. Rowe Price
     The T. Rowe Price 401(k) Century Plan(registered trademark) (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit
     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning Analyzer(registered trademark) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
     T. Rowe Price Variable Annuity Analyzer(registered trademark) CD-ROM or diskette, free. To order, please call 1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        F65-051  6/30/99